American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
August 31, 2026

Focused Global Growth Fund - Schedule of Investments
AUGUST 31, 2026 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 100.0%
Canada — 4.0%
Aritzia, Inc.(1)	102,710	9,787,445
TC Energy Corp.	178,591	11,182,313
		20,969,758
France — 1.6%
Societe Generale SA	97,430	8,207,132
Hong Kong — 1.9%
Techtronic Industries Co. Ltd.	574,000	9,871,873
Japan — 5.8%
FANUC Corp.	256,500	9,611,339
Fujitsu Ltd.	226,400	5,435,054
Sumitomo Mitsui Financial Group, Inc.	353,300	15,166,375
		30,212,768
Netherlands — 1.9%
ASML Holding NV, NY Shares	6,070	10,294,781
South Korea — 2.4%
SK Hynix, Inc.	10,570	12,792,740
Switzerland — 2.2%
Galderma Group AG(1)	55,480	11,503,894
Taiwan — 3.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	47,980	19,927,054
United Kingdom — 6.6%
Anglo American PLC	231,100	13,101,163
BAE Systems PLC	365,180	10,018,970
Lloyds Banking Group PLC	7,730,710	11,397,630
		34,517,763
United States — 69.8%
Advanced Micro Devices, Inc.(1)	20,200	9,508,544
Alphabet, Inc., Class A	78,170	26,526,989
Amazon.com, Inc.(1)	99,930	25,958,816
AMETEK, Inc.	47,190	11,097,672
Arthur J Gallagher & Co.	33,760	8,850,184
BrightSpring Health Services, Inc.(1)	212,639	12,418,118
Broadcom, Inc.	17,270	6,395,772
Cadence Design Systems, Inc.(1)	37,410	12,673,760
CenterPoint Energy, Inc.	332,900	13,182,840
Chevron Corp.	75,870	15,639,842
Cintas Corp.	68,960	13,915,438
Citigroup, Inc.	105,630	13,903,021
Corning, Inc.	41,770	6,212,452
Eaton Corp. PLC	33,840	13,599,619
Eli Lilly & Co.	15,300	17,697,969
Howmet Aerospace, Inc.	41,040	10,052,748
Mastercard, Inc., Class A	31,177	18,372,918
Meta Platforms, Inc., Class A	11,870	6,793,676
Microsoft Corp.	43,040	21,833,762
Nasdaq, Inc.	144,290	14,228,437
NVIDIA Corp.	136,500	30,136,470
Palo Alto Networks, Inc.(1)	23,670	9,045,017
Teledyne Technologies, Inc.(1)	19,770	12,118,021

Texas Instruments, Inc.	39,680	10,352,909
TKO Group Holdings, Inc.	46,510	8,493,191
Uber Technologies, Inc.(1)	113,670	8,599,135
Viking Holdings Ltd.(1)	95,380	8,216,033
		365,823,353
TOTAL COMMON STOCKS (Cost $425,311,005)		524,121,116
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $425,311,005)		524,121,116
OTHER ASSETS AND LIABILITIES — 0.0%		(80,214)
TOTAL NET ASSETS — 100.0%		$524,040,902

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	31.7%
Financials	17.2%
Industrials	16.5%
Consumer Discretionary	8.5%
Communication Services	8.0%
Health Care	8.0%
Energy	5.1%
Utilities	2.5%
Materials	2.5%
Other Assets and Liabilities	0.0%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	—	$20,969,758	—
France	—	8,207,132	—
Hong Kong	—	9,871,873	—
Japan	—	30,212,768	—
South Korea	—	12,792,740	—
Switzerland	—	11,503,894	—
United Kingdom	—	34,517,763	—
Other Countries	$396,045,188	—	—
	$396,045,188	$128,075,928	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.